EXHIBIT 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tego Cyber Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Shannon Wilkinson, the Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Accounting Officer), certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Tego Cyber Inc.
Date: May 17, 2021
	By:	/s/ Shannon Wilkinson
Name: Shannon Wilkinson Title: Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Principal Accounting Officer)